Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 25, 2018 by SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), Superior Energy Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”) each of the undersigned Guarantors (together with the Borrower and Parent, the “Loan Parties”), each of the undersigned Lenders, each Issuing Lender and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.

R E C I T A L S

A.    The Borrower, the Parent, the Administrative Agent, the Lenders and the Issuing Lenders  are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 20, 2017 (the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested and the Administrative Agent, Issuing Lenders and Lenders constituting the Required Lenders have agreed to make certain changes to the Credit Agreement as set forth herein.

C.    NOW, THEREFORE, to induce the Administrative Agent, the Issuing Lenders and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment.  Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1.    Amendment to Section 2.2.1(b).  Section 2.2.1(b) is hereby amended and restated in its entirety as follows:

(b)    Each Letter of Credit shall (i) be denominated in U.S. Dollars or, if agreed by the Issuing Lender, any Alternate Currency and (ii) expire no later than the Termination Date.  Notwithstanding the foregoing, any Letter of Credit issued hereunder may, in the sole discretion of the Issuing Lender, expire after the Termination Date, provided that the Borrower shall provide cash collateral in an amount equal to 105% of the L/C Obligations (or, as applicable, the U.S. Dollar Equivalent of such L/C Obligations with respect to Letters of Credit issued in Alternative Currencies) in respect of any such outstanding Letter of Credit to the Issuing Lender at least 30 days prior to the Termination Date and enter into a reimbursement agreement on terms acceptable to the applicable Issuing Lender, which such amount shall be (A) deposited by the Borrower in an account with and in the name of the Issuing Lender and (B) held by such Issuing Lender for the satisfaction of the Borrower’s reimbursement obligations in respect of such Letter of Credit until the expiration of such Letter of Credit.  Any Letter of Credit issued with an expiration date beyond the Termination Date shall, to the extent of any undrawn amount remaining thereunder on the Termination Date, cease to be a “Letter of Credit” outstanding for all purposes under this Agreement.

Section 3.    Conditions Precedent.  Upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.11 of the Credit Agreement) (such date, the “Satisfaction Date”), this Amendment shall be deemed effective (such date, the “First Amendment Effective Date”):

3.1.    Execution and Delivery.  The Administrative Agent shall have received from the Loan Parties, each Issuing Lender and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

3.2.    Payment of Expenses.  The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Satisfaction Date, including, to the extent invoiced at least one Business Day prior to the Satisfaction Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3.    No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by Section 9.11 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

4.1.    Confirmation.  The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

4.2.    Ratification and Affirmation; Representations and Warranties.  Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

4.3.    No Waiver; Loan Document.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the First Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

4.4.    Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.5.    NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6.    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK..

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ Westervelt T. Ballard, Jr.
	Name:	Westervelt Ballard
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Westervelt T. Ballard, Jr.
	Name:	Westervelt Ballard
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:	1105 PETERS ROAD, L.L.C.
CONNECTION TECHNOLOGY, L.L.C. H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
STABIL DRILL SPECIALTIES, L.L.C.
SUPERIOR INSPECTION SERVICES, L.L.C.
WORKSTRINGS INTERNATIONAL, L.L.C.

	By:	/ s/ Westervelt T. Ballard, Jr.
	Name:	Westervelt Ballard
	Title:	Vice President and Treasurer

COMPLETE ENERGY SERVICES, INC.

PUMPCO ENERGY SERVICES, INC.
SPN WELL SERVICES, INC.
SUPERIOR ENERGY SERVICES-NORTH AMERICA SERVICES, INC.
WARRIOR ENERGY SERVICES CORPORATION
WILD WELL CONTROL, INC.

	By:	/s/ Westervelt T. Ballard, Jr.
	Name:	Westervelt Ballard
	Title:	Treasurer

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

SUPERIOR ENERGY SERVICES, L.L.C.

By:	/s/ Westervelt T. Ballard, Jr.
Name:	Westervelt Ballard
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ J. Devin Mock
	Name:	J. Devin Mock
	Title:	Authorized Officer

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

ISSUING LENDER AND LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Terrance O. McKinney
	Name:	Terrance O. McKinney
	Title:	Senior Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ James R. Harris
	Name:	James R. Harris
	Title:	Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Julianne Low
	Name:	Julianne Low
	Title:	Senior Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

LENDER:	HANCOCK WHITNEY BANK

	By:	/s/ Hollie Ericksen
	Name:	Hollie Ericksen
	Title:	Senior Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

ISSUING LENDER AND LENDER:	CITIBANK, N.A.

	By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Vice President and Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement